EXHIBIT 99.1

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

		Quarterly Collection Period Starting: Quarterly Collection Period Ending: Quarterly Payment Date:	March 28, 2016 June 19, 2016 July 25, 2016
Debt Service Coverage Ratios and Senior ABS Leverage
					Senior ABS Leverage	Quarterly DSCR
Current Period					5.04 x	3.39 x
One Period Prior					5.16 x	3.51 x
Two Periods Prior					5.28 x	3.08 x
Three Periods Prior					5.53 x	3.90 x
System Performance
Domestic
				Franchise	Company-Owned	Total Domestic
Open Stores at end of prior Quarterly Collection Period				4,831	385	5,216
Store Openings during Quarterly Collection Period				36	—	36
Store Transfers during Quarterly Collection Period				(1)	1	—
Permanent Store Closures during Quarterly Collection Period				(7)	—	(7)

Net Change in Open Stores during Quarterly Collection Period				28	1	29

Open Stores at end of Quarterly Collection Period				4,859	386	5,245
International

				Franchise	Company-Owned	Total International
Open Stores at end of prior Quarterly Collection Period				7,476	—	7,476
Store Openings during Quarterly Collection Period				228	—	228
Permanent Store Closures during Quarterly Collection Period				(13)	—	(13)

Net Change in Open Stores during Quarterly Collection Period				215	—	215

Open Stores at end of Quarterly Collection Period				7,691	—	7,691

				Franchise	Company-Owned	International
Same-Store Sales Growth for Quarterly Collection Period				9.8%	9.1%	7.1%

Potential Events
Material Concern
i.		Potential Rapid Amortization Event				No
ii.		Potential Manager Termination Event				No

Cash Trapping

					Commenced	Date of Commencement
i.	a.	Partial Cash Trapping Period			No	N/A
	b.	Full Cash Trapping Period			No	N/A
ii.		Series 2012-1 Cash Trapping Percentage during Quarterly Collection Period				N/A
iii		Series 2012-1 Cash Trapping Percentage following current Quarterly Payment Date				N/A
iv.		Series 2012-1 Cash Trapping Percentage during prior Quarterly Collection Period				N/A
v.		Series 2012-1 Partial Cash Trapping Release Event				N/A
vi.		Series 2012-1 Full Cash Trapping Release Event				N/A

Occurrence Dates

					Commenced	Date of Commencement
i.		Rapid Amortization Event			No	N/A
ii.		Default			No	N/A
iii.		Event of Default			No	N/A
iv.		Manager Termination Event			No	N/A

Non-Amortization Test
					Commenced	Date of Commencement
i.		Non-Amortization Period			No	N/A

Extension Periods
					Commenced	Date of Commencement
i.		Series 2015-1 Class A-1 first renewal period			No	N/A
ii.		Series 2015-1 Class A-1 second renewal period			No	N/A

Allocation of Funds
1. Outstanding Notes and Reserve Account Balances as of Prior Quarterly Payment Date:

i.		Outstanding Principal Balances
	a.	Advances Under Series 2015-1 Class A-1 Notes	$—
	b.	Series 2012-1 Class A-2 Notes	$929,446,875.00
	b.	Series 2015-1 Class A-2-I Notes	$497,500,000.00
	b.	Series 2015-1 Class A-2-II Notes	$796,000,000.00
	c.	Senior Subordinated Notes	$—
	d.	Subordinated Notes	$—
ii.		Reserve Account Balances
	a.	Available Senior Notes Interest Reserve Account Amount (1)	$26,384,586.58
	b.	Available Senior Subordinated Notes Interest Reserve Account Amount	$—
	c.	Available Cash Trap Reserve Account Amount (1)	$—

2. Retained Collections for Current Quarterly Payment Date:

i.		Franchisee Payments
	a.	Domestic Continuing Franchise Fees	$123,916,759.97
	b.	International Continuing Franchise Fees	$34,163,092.63
	c.	Initial Franchise Fees	$—
	d.	Other Franchise Fees	$—
	e.	PULSE Maintenance Fees	$4,399,887.69
	f.	PULSE License Fees	$856,985.00
	g.	Technology Fees	14,215,411.23
	h.	Franchisee Insurance Proceeds	$—
	i.	Other Franchisee Payments	$—
ii.		Company-Owned Stores License Fees	$5,128,469.64
iii.		Third-Party License Fees	$—
iv.		Product Purchase Payments	$379,320,152.15
v.		Co-Issuers Insurance Proceeds	$—
vi.		Asset Disposition Proceeds	$—
vii.		Excluded Amounts	$422,352.93
viii.		Other Collections	$134,712.00
ix.		Investment Income	$66,710.79
x.		HoldCo L/C Agreement Fee Income	$134,913.79
	Less:
xiii.		Excluded Amounts	$66,226,405.65
	a.	Advertising Fees	$65,804,052.72
	b.	Company-Owned Store Advertising Fees	$—
	c.	Third-Party Matching Expenses	$422,352.93
xiv.		Product Purchase Payments	$379,320,152.15
xiv.		Bank Account Expenses	$33,052.49
	Plus:
xvi.		Aggregate Weekly Distributor Profit Amount	$26,896,332.53
xvii.		Retained Collections Contributions	$—

xviii.		Total Retained Collections	$144,076,170.06

3. Adjusted Net Cash Flow for Current Quarterly Payment Date:

i.	Retained Collections for Quarterly Collection Period		$144,076,170.06
	Less:
ii.		Servicing Fees, Liquidation Fees and Workout Fees	$113,459.02
iii.		Securitization Entities Operating Expenses paid during Quarterly Collection Period	$156,645.20
iv.		Weekly Manager Fee Amounts paid during Quarterly Collection Period	$14,413,000.53
v.		Manager Advances Reimbursement Amounts	$—
vi.		PULSE Maintenance Fees	$4,399,887.69
vii.		Technology Fees	$14,215,411.23
viii.		Administrative Expenses	$12,500.00
vix.		Investment Income	$66,710.79
vx.		Retained Collections Contributions, if applicable, received during Quarterly Collection Period	$—
viii.	Net Cash Flow for Quarterly Collection Period		$110,698,555.59
ix.	Net Cash Flow for Quarterly Collection Period / Number of Days in Quarterly Collection Period		$1,317,839.95
x.	Multiplied by 91 if 52 week fiscal year or 92.75 if 53 week fiscal year		91

xi.	Adjusted Net Cash Flow for Quarterly Collection Period		$119,923,435.23

1.	Amounts calculated as of the close of business on the last Business Day of the preceding Quarterly Collection Period.

4. Debt Service / Payments to Noteholders for Current Quarterly Payment Date:

i.	Required Interest on Senior and Senior Subordinated Notes
	Series 2015-1 Class A-1 Quarterly Interest	$239,610.59
	Series 2012-1 Class A-2 Quarterly Interest	$12,119,987.25
	Series 2015-1 Class A-2-I Quarterly Interest	$4,333,225.00
	Series 2015-1 Class A-2-II Quarterly Interest	$8,903,260.00
ii.	Required Principal on Senior and Senior Subordinated Notes
	Series 2012-1 Class A-2 Quarterly Scheduled Principal	$6,398,437.50
	Series 2015-1 Class A-2-I Quarterly Scheduled Principal	$1,250,000.00
	Series 2012-1 Class A-2-II Quarterly Scheduled Principal	$2,000,000.00
iii.	Other
	Series 2012-1 Class A-1 Quarterly Commitment Fees	$175,736.48

iv.	Total Debt Service	$35,420,256.82

v.	Other Payments to Noteholders Relating to Notes
	Series 2015-1 Class A-1 Quarterly Contingent Additional Interest	$—
	Series 2012-1 Class A-2 Quarterly Contingent Additional Interest	$—
	Series 2015-1 Class A-2-I Quarterly Contingent Additional Interest	$—
	Series 2015-1 Class A-2-II Quarterly Contingent Additional Interest	$—

5. Aggregate Weekly Allocations to Distribution Accounts for Current Quarterly Payment Date:

i.	All available deposits in Series 2015-1 Class A-1 Distribution Account	$415,347.07
ii.	All available deposits in Series 2012-1 Class A-2 Distribution Account	$18,518,424.75
iii.	All available deposits in Series 2015-1 Class A-2-I Distribution Account	$5,583,225.00
iv.	All available deposits in Series 2015-1 Class A-2-II Distribution Account	$10,903,260.00

v.	Total on Deposit in Distribution Accounts	$35,420,256.82

6. Distributions for Current Quarterly Payment Date:

Series 2015-1 Class A-1 Distribution Account
i.	Payment of interest and fees related to Series 2015-1 Class A-1 Notes	$415,347.07
ii.	Indemnification & Real Estate Disposition Proceeds Payments to reduce commitments under Series 2015-1 Class A-1 Notes	$—
iii.	Principal payments to Series 2015-1 Class A-1 Notes	$—
iv.	Payment of Series 2015-1 Class A-1 Notes Breakage Amounts	$—

Series 2012-1 Class A-2 Distribution Account
i.	Payment of interest related to Series 2012-1 Class A-2 Notes	$12,119,987.25
ii.	Indemnification & Real Estate Disposition Proceeds payments to Series 2012-1 Class A-2 Notes	$—
iii.	Principal payment to Series 2012-1 Class A-2 Notes	$6,398,437.50
iv.	Make-Whole Premium related to Series 2012-1 Class A-2 Notes	$—

Series 2015-1 Class A-2-I Distribution Account
i.	Payment of interest related to Series 2015-1 Class A-2-I Notes	$4,333,225.00
ii.	Indemnification & Real Estate Disposition Proceeds payments to Series 2015-1 Class A-2-I Notes	$—
iii.	Principal payment to Series 2015-1 Class A-2-I Notes	$1,250,000.00
iv.	Make-Whole Premium related to Series 2015-1 Class A-2-I Notes	$—

Series 2015-1 Class A-2-II Distribution Account
i.	Payment of interest related to Series 2015-1 Class A-2-II Notes	$8,903,260.00
ii.	Indemnification & Real Estate Disposition Proceeds payments to Series 2015-1 Class A-2-II Notes	$—
iii.	Principal payment to Series 2015-1 Class A-2-II Notes	$2,000,000.00
iv.	Make-Whole Premium related to Series 2015-1 Class A-2-II Notes	$—

	Total Allocations from Distribution Accounts	$35,420,256.82

7. Senior Notes Interest Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:

i.	Deposits into Senior Notes Interest Reserve Account during Quarterly Collection Period	$—
ii.	Less draws on / releases from Available Senior Notes Interest Reserve Account Amount	$147,301.83

iii.	Total Increase (Reduction) of Available Senior Notes Interest Reserve Account Amount	$(147,301.83)

8. Senior Subordinated Notes Interest Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:

i.	Deposits into Senior Subordinated Notes Interest Reserve Account during Quarterly Collection Period	$—
ii.	Less draws on Available Senior Subordinated Notes Interest Reserve Account Amount	$—

iii.	Total Increase (Reduction) of Available Senior Subordinated Notes Interest Reserve Account Amount	$—

9. Cash Trap Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:

i.		Deposits into Cash Trap Reserve Account during Quarterly Collection Period	$—
ii.		Less draws on Available Cash Trap Reserve Account Amount	$—
iii.		Less Cash Trapping Release Amount	$—

iv.		Total Increase (Reduction) of Available Cash Trap Reserve Account Amount	$—

10. Real Estate Disposition Proceeds

i.		Aggregate Real Estate Disposition Proceeds as of Prior Quarterly Payment Date	$—
ii.		Aggregate Real Estate Disposition Proceeds as of Current Quarterly Payment Date	$—

11. Scheduled Principal Catch-Up Amounts

i.		Series 2012-1 Class A-2 aggregate Scheduled Principal Catch-Up Amounts as of Prior Quarterly Payment Date	$—
ii.		Series 2012-1 Class A-2 aggregate Scheduled Principal Catch-Up Amounts as of Current Quarterly Payment Date	$—

12. Outstanding Balances as of Current Quarterly Payment Date (after giving effect to payments to be made on such date):

i.		Series 2015-1 Class A-1 Notes	$46,293,622.00
ii.		Series 2012-1 Class A-2 Notes	$923,048,437.50
ii.		Series 2015-1 Class A-2-I Notes	$496,250,000.00
ii.		Series 2012-1 Class A-2-II Notes	$794,000,000.00
iii.		Senior Subordinated Notes	$—
iv.		Subordinated Notes	$—
v.		Reserve account balances:
	a.	Available Senior Notes Interest Reserve Account Amount	$26,237,284.75
	b.	Available Senior Subordinate Notes Interest Reserve Account Amount	$—
	c.	Available Cash Trap Reserve Account Amount	$—

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Quarterly Noteholders’ Statement

this	July 20, 2016

Domino’s Pizza LLC as Manager on behalf of the Master Issuer and certain subsidiaries thereto,

by:	/s/ Michelle Hook
Michelle Hook—Treasurer